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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 June 3, 2004
               (Date of Report - date of earliest event reported)


                        Commission File Number 0-5525



                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)



                CALIFORNIA                                94-0787340
     (State or other jurisdiction of                   (IRS Employer
       incorporation or organization)                 Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)


                                  (661) 325-1000
              (Registrant's telephone number, including area code)

















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Item 5.  Change in Registrant's Officers

     Effective June 3, 2004, J. Ben Hathaway has retired as President and Chief Executive Officer of Pyramid Oil Company. Mr. Hathaway will remain on the Company's Board of Directors and will retain the title of Chairman of the Board of Directors.

     The Board of Directors has elected John H. Alexander as the new President of Pyramid Oil Company. Mr. Alexander had previously served as Vice President of the Company since 1986. Mr. Alexander has also been a Director of the Company since 1986.

     The Board of Directors has elected J. Ben Hathaway, Jr. as Vice President of the Company to succeed Mr. Alexander. Mr. Hathaway has been an employee of the Company since 1986.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

      (a)
      Not applicable.


      (b)
      Not applicable.


      (c)
      Not applicable.
























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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PYRAMID OIL COMPANY
                                              (Registrant)

    Dated: June 15, 2004

                                             JOHN H. ALEXANDER
                                        By: -------------------
                                             John H. Alexander
                                                 President